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                                                                    EXHIBIT 99.1

                               Alpha Pro Tech, Ltd
                            CERTIFICATION PURSUANT TO
                             18 U.S.C.SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACTS OF 2002

In connection with the Annual Report of Alpha Pro Tech, Ltd on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sheldon Hoffman Chief Executive Officer of the company, certify, pursuant to 10 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATE: March 19, 2003                 BY:    /s/ Sheldon Hoffman
                                          --------------------------------------
                                           Sheldon Hoffman
                                           Chief Executive Officer and Director